SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                       Amendment No. 1 to

                           FORM 8-K/A

                         CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15 (d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 27, l997

                   Creative Technologies Corp.

           ___________________________________________
     (Exact name of registrant as specified in its charter)

                            New York
                 _______________________________
         (State or other Jurisdiction of Incorporation)

           0-15754                          11-2721083

       _____________             ________________________
(Commission File No.)        (I.R.S. Employer Identification No.)

            170 53rd Street, Brooklyn, New York 11232

         ______________________________________________
       (Address of principal executive offices) (zip code)

  Registrants telephone number including area code 718-492-8400


Item. 1.   Changes in Control of Registrant

This Amendment is being filed to replace in its entirety Item No.
1 to this current report on Form 8-K.

     On October 27, l997, Creative Technologies Corp. (the Company) executed and closed a transaction pursuant to an Agreement and Plan of Merger (the Agreement) between the Company, CTC Acquisition Corporation (Subsidiary), Ace Surgical Supply Co., Inc. (Ace) and David Guttmann and Barry Septimus, the stockholders (the Stockholders ) of Ace. Subsidiary is a New York corporation which was wholly -owned by the Company. Ace was a privately held New York corporation, which distributes medical, janitorial and dietary products in the tri-state area from its warehouse in Brooklyn, New York.

     At the closing, Ace merged into Subsidiary in a merger carried out pursuant to the laws of the State of New York (the Merger). In connection with the Merger, the Stockholders of Ace transferred l00% ownership of Ace and two affiliated companies to the Company and Stockholders of Ace received an aggregate of 1,000,000 shares of Common Stock, $.09 par value, (the Shares) of the Company and 3,500 1997 Series A 12% Preferred Stock (the "1997 Preferred Stock").

     The rights, preferences and conditions of the 1997 Preferred
Stock are as follows:

          (a) the 1997 Preferred Stock shall have a stated value of One Thousand Dollars ($1,000) per share;

          (b) the holders of the 1997 Preferred Stock shall be entitled to a cumulative dividend at the rate of One Hundred Twenty Dollars ($120.00) per share per annum, when, as and if declared by the Board of Directors of the Company;

          (c) the holders of the 1997 Preferred Stock shall be entitled to receive One Thousand Dollars ($1,000) per share and accrued and accumulated dividends thereon at the rate aforesaid, if any, and no more on liquidation of the Company before any payment is made to the holders of Common Stock;

          (d) the holders of the 1997 Preferred Stock shall not be entitled to any vote at any meeting of the shareholders of the Company unless the dividends are in arrears longer than one year at which time the holders of the 1997 Preferred Stock shall be entitled to 1,000 votes per share and shall vote along with the holders of Common Stock as one Class;

          (e) the shares of the 1997 Preferred Stock shall not be convertible;

          (f) the shares shall be redeemed for cash at a redemption price of $1,000 per share, plus accrued, but unpaid dividends, out of funds legally available therefor, on the later of twenty years from issuance or October 1, 2017.

          (h) the holders of the Preferred Shares will share pro-rata with the holders of the 1996 and 1996-A
     Preferred Stock in the event of a liquidation or a dissolution of the Company.

Prior to this transaction, the Company had approximately 2,997,444 shares of Common Stock and 1,770 shares of Preferred Stock outstanding. As a result of the Merger, Ace became a wholly-owned subsidiary of the Company and the former owners of Ace control approximately 35% of a of the voting stock of the Company.

     Prior to the Merger , Mr. Guttmann owned 92,222 shares of Common Stock of the Company, a portion of which is held for the benefit of certain family members. In addition, he has stock options, exercisable at $2.05 per share, to purchase l6,666 shares of Common Stock and owns 450 shares of l996 Preferred Stock and l20 shares of l996-A Preferred Stock which are convertible into approximately 149,850 and l92,000 shares of Common Stock of the Company, respectively. In addition, Ace owned 720 shares of l996-A Preferred Stock which was exercisable to purchase l,l52,000 shares of Common Stock. Prior to the Merger, half of such shares was distributed to Mr. Guttmann and
half to Barry Septimus.   Upon the Merger , Mr. Guttmann will own
an additional 500,000 shares of Common Stock and 1,750 shares of 1997 Preferred Stock. Mr. Guttmann has been the Chief Executive Officer and Chairman of the Board of the Company prior and subsequent to the Merger.

      Barry Septimus wife was the owner of l69,711 shares of Common Stock and owns 100 shares of 1996-A Preferred Stock, which are exercisable to purchase l60,000 shares of Common Stock. Pursuant to the Merger, Mr. Septimus will own 500,000 shares of Common Stock and 1,750 shares of 1997 Preferred Stock of the Company. In addition, he received 360 shares of 1996-A Preferred Stock from ACE.

     The Officers and Directors of the Company prior to the Merger will continue as the Officers and Directors of the Company after the Merger.

     Reference is made to Item 2 and the exhibits and financial statements referenced under Item 7 hereof for additional disclosures.

     Item 2.  Acquisition or Disposition of Assets.

     On October 27, l997 the Company acquired Ace by merging Ace into a subsidiary of the Company. Under the Agreement, the holders of Ace stock received an aggregate of 1,000,000 shares of the Company's Common Stock, $.09 par value, and 3,500 shares of 1997 Preferred Stock. The consideration paid by the Company was determined by negotiations between the Stockholders of Ace and a committee made up of certain members of the Board of Directors of the Company. The amount of Shares of 1997 Preferred Stock received by the Stockholders of Ace was calculated by multiplying 1,000,000 (number of shares of Common Stock issued to them) by the average of the Bid prices of the Common Stock of the Company for thirty days prior to the closing and subtracting such product from 4,000,000 and dividing the sum by 1,000 (the stated value of each of the 1997 Preferred Stock).

     David Guttmann, a principal shareholder, Chief Executive Officer and Chairman of the Company owned 50% of Ace. In addition, the wife of Barry Septimus, the other 50% owner of Ace, is a principal shareholder of the Company. The Company subleases its offices and warehousing space from Ace. The Company and Ace both have their executive offices and warehousing space at 170 53rd Street, Brooklyn, N.Y. and it is expected that the Merger of the two companies will allow for certain expenses to be eliminated. Furthermore, the Company and Ace each obtained a line of credit from Century Business Credit Corporation ("Century"). Ace, Consolidated Disposables, Inc. and Universal Medical Products Inc., companies controlled by David Guttmann and merged along with Ace into the Subsidiary of the Company and David Guttmann guaranteed the obligations of the Company to Century. The Company in return, guaranteed the obligation of Ace and Consolidated Disposables, Inc. to Century. Reference is made to the Company's Form 10-KSB for the year ended December 31, l996 for a description of the lease agreement with Ace and line of credit with Century.

     Ace is a distributor of medical, janitorial and dietary products, primarily to customers in New York, New Jersey and Connecticut. At June 30, 1997, the principal assets of Ace consisted of inventory in the approximate amount of $549,000, accounts receivable of approximately $3,131,000 and property, equipment and leasehold improvements - at cost, less accumulated depreciation and amortization of approximately $258,000. In addition, Ace owned 720 shares of 1996-A Preferred Stock of the Company which was distributed to its shareholders prior to the Merger. At June 30, 1997, Ace had notes payable - financial institutions of 2,028,000 and accounts payable and accrued expenses of $2,104,000.

     The Company has received an opinion from Chartered Capital Advisers, Inc., independent investment advisers, that the amount of Common Stock and Preferred Stock issued as consideration in the Merger is fair to the Company and its stockholders from a financial point of view.

     Reference is made to Item 1 and the exhibits and financial statements referenced under Item 7 hereof for additional disclosures.

     Item 7.  Financial and Exhibits.

(a)           Financial Statements of Business Acquired

        Combined financial statement of Ace Surgical Supply Co.,
Inc. and affiliates as of  December 31, 1996.

(b)           Pro Forma Financial Information (unaudited) of
Creative Technologies Corp. and consolidated subsidiaries as at September 30, 1997, December 31, 1996 and September 30, 1996.


          (c)           Exhibits - previously filed



          1             Agreements and Plan of Merger dated
October 27, l997 by and among the Company, Subsidiary, Ace, David
Guttmann and Barry Septimus

                       2             Fairness Opinion of
Chartered Capital Advisers, Inc. Dated October 27, l997.


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Creative Technologies Corp.


                              By: Richard Helfman, President

Date: December 26, l997


          ACE SURGICAL SUPPLY CO., INC. AND AFFILIATES

                  COMBINED FINANCIAL STATEMENTS

                        DECEMBER 31, 1996

INDEPENDENT AUDITORS' REPORT

To the Stockholders of
Ace Surgical Supply Co., Inc.
Brooklyn, New York


We have audited the accompanying combined balance sheet of Ace Surgical Supply Co., Inc. and affiliates as of December 31, 1996 and the related combined statements of operations and retained earnings and cash flows for the years ended December 31, 1996 and 1995. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements enumerated above present fairly, in all material respects, the combined financial position of Ace Surgical Supply Co., Inc. and affiliates at December 31, 1996 and the combined results of their operations and their combined cash flows for the years ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles.



Richard A. Eisner & Company, LLP

New York, New York
April 3, 1997
ACE SURGICAL SUPPLY CO., INC. AND AFFILIATES

Combined Balance Sheet
December 31, 1996

ASSETS (Note D)
Current assets:
Cash                                                          $
                                                              19,299
Accounts  receivable (net of allowances for sales  discounts  3,181,56
and doubtful accounts of $47,520)                             0
Inventories (Note A[2])                                       589,845
Prepaid expenses and other current assets
                                                              61,928

Total current assets                                          3,852,63
                                                              2

Investment in and advances to a related party (Note B[3])     863,642
Property,  equipment and leasehold improvements -  at  cost, less accumulated depreciation
and amortization (Notes A[3] and C)                           272,410
Due from stockholder                                          98,740
Due from affiliate (Note B[3])                                576,133
Deposits
                                                              1,668

                                                              $5,665,2
                                                              25

LIABILITIES
Current liabilities:
Note payable - financial institutions (Note D)                $1,787,2
                                                              18
Notes payable - equipment                                     7,445
Accounts payable and accrued expenses                         2,011,73
                                                              0
Loan payable - stockholder (Note B[2])
                                                              101,444

Total current liabilities                                     3,907,83
                                                              7

Notes payable - equipment                                     3,722
Subordinated notes payable - affiliates (Note B[1])
                                                              411,396

Total liabilities
                                                              4,322,95
                                                              5

STOCKHOLDERS' EQUITY (Note E)
Common stock                                                  11,300
Retained earnings
                                                              1,330,97
                                                              0

Total stockholders' equity
                                                              1,342,27
                                                              0

                                                              $5,665,2
                                                              25
See notes to financial statements
ACE SURGICAL SUPPLY CO., INC. AND AFFILIATES

Combined Statements of Operations and Retained Earnings

                                                 Year Ended December
                                                         31,
                                                   1996       1995

Revenue:
Net sales (Note G)                               $12,116,7  $11,871,4
                                                 52         58
Rental income (Note B[3])
                                                 600,000    600,000

Total revenue
                                                 12,716,75  12,471,45
                                                 2          8

Expenses:
Cost of sales                                    9,300,995  8,861,924
Selling, general and administrative expenses
                                                 3,230,158  3,243,648

Total expenses
                                                 12,531,15  12,105,57
                                                 3          2

Income from operations                           185,599    365,886
Interest  expense  (net of  interest  income  of
$10,580 and $8,321, respectively)
(Note B)
                                                 (192,259)  (171,788)

Income (loss) before income taxes (benefit)      (6,660)    194,098
(Benefit)  provision for state and local  income
taxes (Note A[4])                                (7,189)    35,473

Net income                                       529        158,625
Retained earnings - January 1
                                                 1,356,941  1,198,316
Distributions to stockholders
                                                 (26,500)

Retained earnings - December 31                  $          $
                                                 1,330,970  1,356,941
















See notes to financial statements
ACE SURGICAL SUPPLY CO., INC. AND AFFILIATES

Combined Statements of Cash Flows

                                                       Year Ended
                                                      December 31,
                                                      1996     1995

Cash flows from operating activities:
Net income                                          $        $
                                                    529      158,625
Adjustments  to reconcile net income to  net  cash
provided by (used in)
operating activities:
Depreciation and amortization                       39,207   51,471
Changes in:
Accounts receivable                                 500,978  (250,89
                                                             8)
Inventories                                         115,298  (30,583
                                                             )
Prepaid expenses and other current assets           (5,773)  2,114
Accounts payable and accrued expenses               (151,536 339,624
                                                    )
Loans payable - interest
                                                    21,831

Net cash provided by operating activities
                                                    520,534  270,353

Cash flows from investing activities:
Investment in related party                         (720,000
                                                    )
(Increase) decrease in deposits                     (325)    4,650
Purchase of equipment and leasehold improvements    (8,205)  (20,252
                                                             )
(Increase) in due from stockholder                           (49,660
                                                    (10,580) )
Due from affiliate                                  300,714  81,306
Due from related party
                                                    216,163  (359,80
                                                             5)

Net cash used in investing activities
                                                    (222,233 (343,76
                                                    )        1)

Cash flows from financing activities:
Proceeds from notes payable - bank                  996,668  290,000
Repayment of notes payable - bank                   (1,209,4 (290,00
                                                    50)      0)
Repayment of notes payable - equipment              (7,444)  (8,815)
Proceeds from loan payable - stockholder                     104,830
Repayment of loan payable - stockholder             (38,830) (19,600
                                                             )
Distribution to stockholders
                                                    (26,500)

Net   cash   (used  in)  provided   by   financing
activities                                          (285,556 76,415
                                                    )

Net increase in cash                                12,745   3,007
Cash - January 1
                                                    6,554    3,547

Cash - December 31                                  $        $
                                                    19,299   6,554

Supplemental disclosures of cash flow information:
Interest paid                                       $        $
                                                    256,000  221,000
Income taxes paid                                   $        $
                                                    22,000   22,000


See notes to financial statements
ACE SURGICAL SUPPLY CO., INC. AND AFFILIATES

Notes to Financial Statements
December 31, 1996

Note A - Summary of Significant Accounting Policies

[1]Principles of combination and business activity:

   The combined financial statements include the accounts of Ace Surgical Supply Co., Inc. ("Ace"), Consolidated Disposables Inc. and Universal Medical Products, Inc., which are commonly owned. Intercompany transactions and balances have been eliminated in combination.

   Ace Surgical Supply Co., Inc., Consolidated Disposables Inc. and Universal Medical Products, Inc. (collectively, the "Company") are wholesalers of nonmedical supplies, predominantly to hospitals and nursing homes.

[2]Inventories:

   Inventories are stated at the lower of cost (first-in, first-out) or market.

[3]Depreciation and amortization:

   Depreciation and amortization are provided over the estimated useful lives of the depreciable assets using the straight-line method over 3 to 30 years.

[4]Income taxes:

   The Company elected to be treated as an S corporation pursuant to Section 1362 of the Internal Revenue Code. As a result of this election, the Company's income or loss is reportable on the federal and certain state tax returns of their stockholders. Retained earnings of the Company of approximately $1,331,000 arising subsequent to the date of the elections may be withdrawn by the stockholders without any further federal tax consequences to them, however, the provisions of the note payable to the financial institution restrict such payments. The Company is subject to certain state and local income taxes. The income tax benefit for the year ended December 31, 1996 is due to the reversal of an overaccrual of the tax provision from the prior year of approximately $27,000.

[5]Use of estimates:

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Note B - Related Party Transactions

[1]The  notes  payable to affiliates (the "Subordinated debt")  are subordinated to the financial institutions debt and bear interest at a rate of 12% per annum. The notes are payable on demand. Interest incurred to affiliates was $48,000 for both the years ended December 31, 1996 and 1995, respectively.

[2]The loan payable to stockholder bears interest at 12% per annum.
   Interest incurred to stockholder was $10,435 and $14,831 for the years ended December 31, 1996 and December 31, 1995, respectively.
Note B - Related Party Transactions  (continued)

[3]The  Company  recorded rental income of $600,000  from  Creative
   Technologies Corp. ("CTC," an entity whose principal stockholders are stockholders of the Company) for each of the years ended December 31, 1996 and 1995. CTC owed the Company $143,642 as of December 31, 1996.

   The Company purchased 720 shares of CTC's 1996-A Preferred Stock at $1,000 per share. As a holder of 1996-A Preferred Stock, the Company is entitled to (i) receive cumulative dividends at the rate of $120 per annum payable quarterly in cash or common stock at the option of CTC, (ii) convert each share of preferred stock into approximately 1,600 shares of common stock, subject to adjustment, as defined, (iii) redemption of their preferred shares on October 1, 1998 at $1,000 per share payable in cash or shares of common stock at the option of CTC, (iv) liquidation preferences of $1,000 per preferred share and (v) no voting rights.

   CTC, at its option, has the right to redeem all or any portion of the 1996-A Preferred Stock at $1,100 per share plus accrued and unpaid dividends prior to October 1, 1998.

   Cumulative unpaid 1996-A Preferred Stock dividends aggregated approximately $21,500 at December 31, 1996.

[4]The  Company  leases office and warehouse space  in  a  building owned by a partnership whose partners are the principal stockholders of the Company. For each of the years ended December 31, 1996 and 1995, the Company incurred rent expense of $750,000 payable to the partnership. The Company has also advanced additional funds to the partnership. At December 31, 1996, the partnership owed the Company $576,133.


Note C - Property and Equipment

Property and equipment at cost consists of the following at December 31, 1996:

     Furniture and fixtures                    $123,4
                                               29
     Computers and equipment                   130,47
                                               6
     Delivery equipment                        6,800
     Building improvements
                                               278,12
                                               5

                                               538,83
                                               0
     Less    accumulated   depreciation    and
     amortization                              266,42
                                               0

                                               $272,4
                                               10



Note D - Notes Payable

In December 1996, the Company and CTC entered into a two-year loan and security agreement with Century Business Credit Corporation ("Century") whereby the Company and CTC are required to maintain an outstanding combined loan balance of not less than $1,500,000, but no more than $3,000,000. The loan is collateralized by substantially all of the assets of the Company and is guaranteed by the Company, CTC and an officer of the Company. Under the agreement, the Company and CTC receive revolving credit advances based on accounts receivable and inventory available and are required to pay interest at a rate of prime plus 2.75% plus all of the lenders out-of-pocket costs and expenses. The agreement, among other matters, restricts the Company with respect to (i) incurring any lien or encumbrance on its property or assets, (ii) entering into new indebtedness, (iii) incurring capital expenditures in any fiscal year in an amount in excess of $100,000, (iv) paying dividends or distributions on any shares of common stock,
(v) making certain advances or loans, (vi) assuming, endorsing or guaranteeing the debt of another and (vii) making payments with respect to the subordinated debt and requires an officer of the Company to maintain certain ownership percentages.

As of December 31, 1996, the Company had $1,787,218 outstanding under this facility.

Note E - Stockholders' Equity

Common stock and retained earnings comprise the following at December 31, 1996:

     Common  stock  attributable to  Ace  Surgical  $
     Supply Co., Inc.                               6,300
     Common  stock  attributable  to  Consolidated
     Disposables Inc.                               5,000

                                                    $
                                                    11,300

     Retained   earnings   attributable   to   Ace  $1,328,9
     Surgical Supply Co., Inc.                      90
     Retained     earnings     attributable     to
     Consolidated Disposables Inc.                  1,980

                                                    $1,330,9
                                                    70


Note F - Profit Sharing Plan

The  Company  maintains  a profit sharing  plan  covering  eligible
employees.   The  Company made no contribution for the  year  ended
December 31, 1996 or December 31, 1995.
Note G - Major Customer

The Company's largest customer accounted for approximately 13% of net sales for the year ended December 31, 1996, and 14% for the year ended December 31, 1995.


Note H - Subsequent Event

During January, February and March 1997 the Company advanced CTC a total of $100,000.





CREATIVE TECHNOLOGIES CORP. AND CONSOLIDATED SUBSIDIARIES


           PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS




The following unaudited pro forma consolidated balance sheets as at September 30, 1997, December 31, 1996 and September 30, 1996 and the unaudited pro forma consolidated statements of operations for the nine months ended September 30, 1997, year ended December 31, 1996, and nine months ended September 30, 1996 include Creative Technologies Corp. (the Company) and its wholly owned subsidiaries IHW, Inc. (IHW) and Ace Surgical Supply Co., Inc.
(Ace). Intercompany balances and transactions have been eliminated in consolidation.

These unaudited pro forma statements have been prepared to give effect to an October 27, 1997 transaction pursuant to an Agreement and Plan of Merger between Ace and various companies owned by certain stockholders of the Company (for a full description of the merger, see Form 8-K filed with the Securities and Exchange Commission October 27, 1997).

For purposes of the unaudited pro forma consolidated balance sheets and statements of operations, the transaction is deemed to have occurred January 1, 1996. The pro forma adjustments used in the preparation of these statements give effect to the purchase method of accounting as described in the accompanying notes to the pro forma financial statements.

The unaudited pro forma statements do not purport to represent what the consolidated financial position and the results of operations of Creative Technologies Corp. would actually have been if the events described above had in fact occurred on January 1, 1996 or to project the consolidated results of operations of Creative Technologies Corp. for any future period.

The  unaudited pro forma statements should be read in conjunction
with   the  historical  financial  statements  of  the  companies including the notes contained elsewhere herein.



 Creative Technologies Corp.
            and Consolidated
                Subsidiaries
Pro Forma Balance Sheet
September 30, 1997

                             Creative    Ace   Proform Consolidate   Creative
                                                  a         d
                             Technolog           Adj       Adj     Consolidated
                                ies
           Assets
Current Assets
  Cash                               $       $       $           $            $
                                34,000   2,000       -           -       36,000
  Accounts receivable, net
                             1,268,000 2,560,00       -           -    3,828,000
                                             0
  Inventories
                             1,681,000 565,000       -           -    2,246,000
  Prepaid expenses and other
current assets                 144,000  38,000       -    (55,000)  6   127,000
  Due from affiliate
                                     - 560,000       -    (547,000  6    13,000
                                                                 )

                             3,127,000 3,725,00       -    (602,000    6,250,000
                                             0                   )

Property and equipment
                             1,477,000 543,000       -           -    2,020,000
Less:  Accumulated
depreciation                 (1,289,00 (448,000       -           -    (1,737,00
                                    0)       )                               0)

                               188,000  95,000       -           -      283,000


Intangible and other assets
                                 6,000   1,000 (5,000)  5        -        2,000
Investment in subsidiary
                             (385,000)       -       -     385,000  7         -
Goodwill
                             1,185,000       - (83,000  3        -    1,102,000
                                                     )

                                     $               $           $            $
                             4,121,000 $3,821,0 (88,000    (217,000    7,637,000
                                            00       )           )

   See notes to pro forma
   consolidated financial
        statements.
 Creative Technologies Corp.
            and Consolidated
                Subsidiaries
Pro Forma Balance Sheet
September 30, 1997

                              Creative    Ace   Proforma Consolidated   Creative
                             Technolog            Adj         Adj     Consolidated
                                ies
      Liabilities and
    Stockholders' Equity
Current Liabilities
  Notes payable - bank                $                $            $           $
                                483,000 $1,995,0        -            -    2,478,000
                                             00
                        -
others                        3,889,000       -        -            -    3,889,000
  Accounts payable and                                                 6
accrued liabilities           3,799,000 1,642,00        -    (602,000)    4,839,000
                                              0
  Loans payable -
stockholders                          - 169,000        -            -     169,000
  Notes payable - Fleet
Capital                         200,000       -        -            -     200,000
  Customer claims payable
                                388,000       -        -            -     388,000
  1997 A preferred stock
dividend payable                      -       -  735,000  4         -     735,000

                              8,759,000 3,806,00  735,000    (602,000)    12,698,00
                                              0                                 0

Notes payable - affiliate -
subordinated                          - 400,000        -            -     400,000

                              8,759,000 4,206,00  735,000    (602,000)    13,098,00
                                              0                                 0

Preferred stock - 1997 A -
12% cumulative
  nonconvertible, redeemable
Oct. 27, 2017                   363,000       -   80,000  4         -     443,000

Stockholders' equity
  Preferred stock - 1996 -
12% cumulative                  600,000       -        -            -     600,000
                         -
1996A - 12% cumulative        1,170,000       -        -            -    1,170,000
  Common stock - par value
$.09                            360,000       -        -            -     360,000
                         -                                             7
no par                                -  12,000        -     (12,000)           -
  Additional paid-in capital                                           7
                              9,406,000 (397,000 (815,000  4   397,000    8,591,000
                                              )        )
  Retained
earnings/(deficit)            (16,537,0       - (88,000)            -    (16,625,0
                                    00)                                       00)

                              (5,001,00 (385,000 (903,000      385,000    (5,904,00
                                     0)       )        )                       0)

                                      $                $            $           $
                              4,121,000 $3,821,0 (88,000)    (217,000)    7,637,000
                                             00

   See notes to pro forma
   consolidated financial
        statements.
Creative Technologies Corp. and
      Consolidated Subsidiaries
Pro Forma Statement of
Operations
      For the Nine Months Ended
             September 30, 1997

                                Creative     Ace    Proforma Consolidated   Creative
                                Technolog              Adj        Adj       Consolida
                                   ies                                         ted
Net sales                               $         $        $            $           $
                                6,422,000  7,741,00        -            -   14,163,00
                                                  0                                 0
Rental income
                                        -   450,000        -    (450,000) 6         -

                                6,422,000  8,191,00        -    (450,000)   14,163,00
                                                  0                                 0

Cost of sales
                                4,355,000  5,997,00        -            -   10,352,00
                                                  0                                 0

Gross profit
                                2,067,000  2,194,00        -    (450,000)   3,811,000
                                                  0

Operating Expenses
  Selling, general,
administrative and warehousing  2,459,000  2,146,00 (154,000 2  (450,000) 6
                                                  0        )

                                        -         -   35,000 3          -   4,036,000
  Restructuring costs
                                  442,000         -        -            -     442,000
  Interest
                                  611,000   199,000        -            -     810,000

                                3,512,000  2,345,00 (119,000    (450,000)   5,288,000
                                                  0        )
Operating (loss)/profit
                                (1,445,00  (151,000  119,000            -   (1,477,00
                                       0)         )                                0)

Other expense - loss on
distribution of investment              -  (216,000  216,000 1          -           -
                                                  )

Loss before provision for
income tax                      (1,445,00  (367,000  335,000            -   (1,477,00
                                       0)         )                                0)

Provision for income tax
                                 (22,000)     8,000        -            -    (14,000)

Net loss
                                (1,423,00  (375,000  335,000            -   (1,463,00
                                       0)         )                                0)

Retained earnings (deficit) -
beginning                       (15,114,0  1,330,00 (1,378,0 5          -   (15,162,0
                                      00)         0      00)                      00)

Distributions to shareholders
                                        -  (955,000  955,000 5          -           -
                                                  )

Retained Earnings (Deficit) -           $         $        $            $           $
ending                          (16,537,0         - (88,000)            -   (16,625,0
                                      00)                                         00)

    See notes to pro forma
    consolidated financial
          statements.

    CREATIVE TECHNOLOGIES CORP. AND CONSOLIDATED SUBSIDIARIES
                  NOTES TO UNAUDITED PRO FORMA
                CONSOLIDATED FINANCIAL STATEMENTS
     AS AT AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997





1. Reverse loss on distribution of preferred stock in Creative
Technologies as if it occurred     January 1, 1996.

2.  Reverse write off of leasehold improvements abandoned at time
of merger as if it occurred   January 1, 1996.

3. Amortization of Goodwill arising from purchase of Ace as if it occurred January 1, 1996.

4.  Reflects  the  increase  in value of  1997A  preferred  stock
arising  from  reflecting at January  1,    1996  its  discounted
present value and reflecting dividends payable on this stock.

5. Reverse retained earnings and shareholder distributions of Ace
to  reflect in consolidated net     loss and retained deficit the
actual  results  of  operations and pro forma income  adjustments of Ace from January 1, 1996 to September 30, 1997.

6. Elimination of intercompany balances and transactions.

7. Elimination of Creative Technologies' investment in Ace.

 Creative Technologies Corp.
            and Consolidated
                Subsidiaries
Pro Forma Balance Sheet
December 31, 1996
                                                       <C            <C
                                                        >             >
                             Creative     Ace   ProformConsolidated   Creative
                                                   a
                             Technolog            Adj      Adj      Consolidated
                                ies
           Assets
Current Assets
  Cash                               $        $      $            $            $
                               100,000   19,000      -            -      119,000
  Accounts receivable, net
                               631,000 3,182,00      -            -     3,813,00
                                              0                                0
  Inventories
                             1,609,000  590,000      -            -     2,199,00
                                                                               0
  Prepaid expenses and other
current assets                 201,000   62,000      -            -      263,000

                             2,541,000 3,853,00      -            -     6,394,00
                                              0                                0

Property and equipment
                             1,465,000  539,000      -            -     2,004,00
                                                                               0
Less:  Accumulated
depreciation                 (684,000) (267,000      -            -     (951,000
                                              )                                )

                               781,000  272,000      -            -     1,053,00
                                                                               0

Investment in subsidiary
                                     -        - (385,00  3   385,000   6        -
                                                    0)
Goodwill
                                     -        - (47,000  1         -
                                                     )

                                     -        - 1,185,0  3         -     1,138,00
                                                    00                         0
Investment in Creative
Technologies                         -  720,000 (720,00  4         -            -
                                                    0)
Due from related parties
                                     -  818,000 (675,00  4 (143,000)   5        -
                                                    0)
Intangible and other assets
                                54,000    2,000      -            -       56,000

                                54,000 1,540,00 (642,00      242,000     1,194,00
                                              0     0)                         0

                                     $                            $            $
                             3,376,000 $5,665,0 $(642,0      242,000     8,641,00
                                             00    00)                         0

   See notes to pro forma
   consolidated financial
        statements.


Creative Technologies Corp.
           and Consolidated
               Subsidiaries
Pro Forma Balance Sheet
December 31, 1996

                             Creative   Ace   ProformaConsolidate  Creative
                                                           d
                            Technolog Combine   Adj       Adj     Consolidate
                               ies       d                             d
      Liabilities and
   Stockholders' Equity
Current Liabilities
  Notes payable - bank              $               $           $           $
                               42,000 $1,788,       -           -    1,830,000
                                          000
  Notes payable
                            3,800,000       -       -           -    3,800,000
  Accounts payable and
accrued liabilities         2,808,000 2,023,0       -   (143,000)  5 4,688,000
                                           00
  Customer claims payable
                              435,000       -       -           -     435,000
  Advances from customers
                              300,000       -       -           -     300,000
  Due to related parties
                                    - 113,000 332,000 4         -     445,000
  1997 A preferred stock
dividend payable                    -       - 420,000 2         -     420,000

                            7,385,000 3,924,0 752,000   (143,000)    11,918,00
                                           00                               0

Note payable - Fleet
Capital Corporation           200,000       -       -           -     200,000
Note payable - affiliate -
subordinated                        - 400,000       -           -     400,000

                            7,585,000 4,324,0 752,000   (143,000)    12,518,00
                                           00                               0

Preferred stock - 1997A -
12% cumulative
  non convertible,
redeemable Oct. 27, 2017            -       -  44,000 2

                                    -       - 362,000 3         -     406,000

Stockholders' equity
  Preferred stock - 1996 -
12% cumulative                600,000       -       -           -     600,000
                         -
1996A - 12% cumulative      1,170,000       -       -           -    1,170,000
  Common stock - par value
$.09                          235,000       -  90,000 3         -     325,000
                         -
no par                              -  11,000   1,000 4  (12,000)  6        -
  Additional paid-in
capital                     8,900,000       - (464,000 2   397,000  6
                                                    )

                                    -       - 348,000 3         -

                                    -       - (397,000 4         -    8,784,000
                                                    )
  Retained
earnings/(deficit)          (15,114,0 1,330,0 (1,378,0           -    (15,162,0
                                  00)      00     00)                     00)

                            (4,209,00 1,341,0 (1,800,0     385,000    (4,283,00
                                   0)      00     00)                      0)

                                    $               $           $           $
                            3,376,000 $5,665, (642,000     242,000    8,641,000
                                          000       )

  See notes to pro forma
  consolidated financial
        statements.
 Creative Technologies Corp.
            and Consolidated
                Subsidiaries
Pro Forma Statement of
Operations
For the Year Ended December
31, 1996

                             Creative     Ace   ProformaConsolidate  Creative
                                                             d
                             Technolog            Adj       Adj     Consolidate
                                ies                                      d
Net sales                            $                $           $          $
                             4,986,000 $12,117,       -           -   17,103,00
                                            000                              0
Rental income
                                     -  600,000       -    (600,000 5        -
                                                                  )

                             4,986,000 12,717,0       -    (600,000   17,103,00
                                             00                   )          0

Cost of sales
                             6,563,000 9,301,00       -           -   15,864,00
                                              0                              0

Gross profit
                             (1,577,00 3,416,00       -    (600,000   1,239,000
                                    0)        0                   )

Operating Expenses
  Selling, general,                                      1
administrative & warehousing 5,050,000 3,232,00  47,000    (600,000 5 7,729,000
                                              0                   )
  Restructuring costs
                             1,089,000        -       -           -   1,089,000
  Interest
                               793,000  192,000       -           -    985,000

                             6,932,000 3,424,00  47,000    (600,000   9,803,000
                                              0                   )

Income (loss) before
provision for income tax     (8,509,00  (8,000) (47,000)           -   (8,564,00
                                    0)                                      0)

Provision for income tax -
current                         36,000  (7,000)       -           -     29,000

- deferred                     445,000        -       -           -    445,000

Income (loss) before
extraordinary item           (8,990,00  (1,000) (47,000)           -   (9,038,00
                                    0)                                      0)

Extraordinary item
                             1,550,000        -       -           -   1,550,000

Net loss
                             (7,440,00  (1,000) (47,000)           -   (7,488,00
                                    0)                                      0)

Retained earnings/(deficit)                              4
- beginning                  (7,674,00 1,358,00 (1,358,0           -   (7,674,00
                                    0)        0     00)                     0)

Distributions to                                         4
shareholders                         - (27,000)  27,000           -          -

Retained Earnings/(Deficit)          $        $                   $          $
- ending                     (15,114,0 1,330,00 $(1,378,           -   (15,162,0
                                   00)        0    000)                    00)
   See notes to pro forma
   consolidated financial
        statements.

CREATIVE TECHNOLOGIES CORP.
      AND CONSOLIDATED
        SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA
   CONSOLIDATED FINANCIAL
         STATEMENTS
AS AT AND FOR THE YEAR ENDED
     DECEMBER 31, 1996





1. Amortization of Goodwill
arising from purchase of Ace
as if it occurred January 1,
1996.

2.  Reflects the increase in
value   of  1997A  preferred
stock      arising      from
reflecting  at  January   1,
1996  its discounted present
value     and     reflecting
dividends  payable  on  this
stock.

3.      Records     Creative
Technologies' investment  in
Ace.

4. Reverse retained earnings
and              shareholder
distributions  of   Ace   to
reflect in consolidated  net
loss  and  retained  deficit
the   actual   results    of
operations  and  pro   forma
income  adjustments  of  Ace
from  January  1,  1996   to
December  31,  1996  and  to
reflect   the   effect    of
certain transactions arising
therefrom.

5.       Elimination      of
intercompany  balances   and
transactions.

6.  Elimination of  Creative
Technologies' investment  in
Ace.




 Creative Technologies Corp.
            and Consolidated
                Subsidiaries
Pro Forma Balance Sheet
September 30, 1996

                             Creative    Ace   Proform Consolidat  Creative
                                                  a        ed
                             Technolog           Adj      Adj     Consolidate
                                ies                                    d
           Assets
Current Assets
  Cash                               $       $       $          $           $
                                37,000  11,000       -          -      48,000
  Accounts receivable, net
                             1,690,000 4,016,00       -          -   5,706,000
                                             0
  Inventories
                             3,009,000 767,000       -          -   3,776,000
  Prepaid expenses and other
current assets                 418,000  72,000       -          -     490,000

                             5,154,000 4,866,00       -          -   10,020,00
                                             0                              0

Property and equipment
                             3,711,000 541,000       -          -   4,252,000
Less:  Accumulated
depreciation                 (1,819,00 (256,000       -          -   (2,075,00
                                    0)       )                             0)

                             1,892,000 285,000       -          -   2,177,000

Investment in subsidiary                                3
                                     -       - (385,00    385,000 6         -
                                                    0)
Goodwill                                                1
                                     -       - (36,000          -
                                                     )
                                                        3
                                     -       - 1,186,0          -   1,150,000
                                                    00
Investment in Creative                                  4
Technologies                         - 720,000 (720,00          -           -
                                                    0)
Due from related parties                                4
                                     - 733,000 (733,00          -           -
                                                    0)
Intangible and other assets
                               144,000   2,000       -          -     146,000
Deferred tax benefit
                                45,000       -       -          -      45,000

                               189,000 1,455,00 (688,00    385,000   1,341,000
                                             0      0)

                                     $                          $           $
                             7,235,000 $6,606,0 $(688,0    385,000   13,538,00
                                            00     00)                      0

   See notes to pro forma
   consolidated financial
        statements.
     Creative Technologies
    Corp. and Consolidated
              Subsidiaries
Pro Forma Balance Sheet
September 30, 1996

                           Creative   Ace   Proform Consolidate  Creative
                                               a         d
                           Technolo Combine   Adj       Adj     Consolidat
                             gies      d                            ed
     Liabilities and
   Stockholders' Equity
Current Liabilities
  Note payable - bank             $       $       $           $          $
                                  - 2,000,0       -           -   2,000,00
                                         00                              0
  Note payable - others
                           3,868,00       -       -           -   3,868,00
                                  0                                      0
  Accounts payable and
accrued liabilities        1,439,00 2,544,0       -           -   3,983,00
                                  0      00                              0
  Due to related parties
                                  -  91,000 300,000 4         -    391,000
  1997 A preferred stock
dividend payable                  -       - 315,000 2         -    315,000

                           5,307,00 4,635,0 615,000           -   10,557,0
                                  0      00                             00

Notes payable - Fleet
Capital Corporation         200,000       -       -           -    200,000
Notes payable - affiliate
- subordinated                    - 400,000       -           -    400,000

                           5,507,00 5,035,0 615,000           -   11,157,0
                                  0      00                             00

Preferred stock - 1997A -
12% cumulative
  non convertible,
redeemable Oct. 27, 2017          -       -  33,000 2         -

                                  -       - 362,000 3         -    395,000

Stockholders' equity
  Preferred stock - 1996 -
12% cumulative              600,000       -       -           -    600,000
                         -
1996A - 12% cumulative     1,170,00       -       -           -   1,170,00
                                  0                                      0
  Common stock - par value
$.09                        235,000       -  90,000 3         -    325,000
                         -
no par                            -  11,000   1,000 4  (12,000) 6        -
  Additional paid-in
capital                    8,901,00       - (348,00 2   397,000 6
                                  0              0)

                                            348,000 3         -

                                            (397,00 4         -   8,901,00
                                                 0)                      0
  Retained
earnings/(deficit)         (9,178,0 1,560,0 (1,392,           -   (9,010,0
                                00)      00    000)                    00)

                           1,728,00 1,571,0 (1,698,     385,000   1,986,00
                                  0      00    000)                      0

                                  $       $       $           $          $
                           7,235,00 6,606,0 (688,00     385,000   13,538,0
                                  0      00      0)                     00

  See notes to pro forma
  consolidated financial
       statements.
   Creative Technologies Corp.
 and Consolidated Subsidiaries
Pro Forma Statement of
Operations
     For the Nine Months Ended
            September 30, 1996

                                Creative    Ace   Proforma Consolidated    Creative
                               Technolog            Adj         Adj        Consolida
                                  ies                                         ted
Net sales                              $        $        $             $          $
                               3,998,000 9,308,00        -             -   13,306,00
                                                0                                 0
Rental income
                                       -  450,000        -     (450,000) 5        -

                               3,998,000 9,758,00        -     (450,000)   13,306,00
                                                0                                 0

Cost of sales
                               2,235,000 6,995,00        -             -   9,230,000
                                                0

Gross profit
                               1,763,000 2,763,00        -     (450,000)   4,076,000
                                                0

Operating Expenses
  Selling, general,                                         1
administrative & warehousing   3,818,000 2,408,00   34,000     (450,000) 5 5,810,000
                                                0
  Interest
                                 563,000  139,000        -             -    702,000

                               4,381,000 2,547,00   34,000     (450,000)   6,512,000
                                                0
Loss before provision for
income tax                     (2,618,00  216,000 (34,000)             -   (2,436,00
                                      0)                                         0)

Provision for income tax -
current                           36,000   14,000        -             -     50,000

- deferred                       400,000        -        -             -    400,000

Loss before extraordinary item
                               (3,054,00  202,000 (34,000)             -   (2,886,00
                                      0)                                         0)

Extraordinary item - net of
tax                            1,550,000        -        -             -   1,550,000

Net loss
                               (1,504,00  202,000 (34,000)             -   (1,336,00
                                      0)                                         0)

Retained earnings/(deficit) -                               4
beginning                      (7,674,00 1,358,00 (1,358,0             -   (7,674,00
                                      0)        0      00)                       0)

Distributions to shareholders
                                       -        -        -             -          -

Retained Earnings/(Deficit) -          $        $                      $          $
ending                         (9,178,00 1,560,00 $(1,392,             -   (9,010,00
                                      0)        0     000)                       0)

    See notes to pro forma
    consolidated financial
         statements.




    CREATIVE TECHNOLOGIES CORP. AND CONSOLIDATED SUBSIDIARIES
                  NOTES TO UNAUDITED PRO FORMA
                CONSOLIDATED FINANCIAL STATEMENTS
     AS AT AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996





1. Amortization of Goodwill arising from purchase of Ace as if it occurred January 1, 1996.

2.  Reflects  the  increase  in value of  1997A  preferred  stock
arising  from  reflecting at January  1,    1996  its  discounted
present value and reflecting dividends payable on this stock.

3. Records Creative Technologies' investment in Ace.

4. Reverse retained earnings and shareholder distributions of Ace
to  reflect in consolidated net     loss and retained deficit the
actual  results  of  operations and pro forma income  adjustments of  Ace from January 1, 1996 to September 30, 1996 and to reflect
the effect of certain    transactions arising therefrom.

5. Elimination of intercompany balances and transactions.

6. Elimination of Creative Technologies' investment in Ace.


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